INVESTMENT IN SECURITIES (Details1) $ in Millions	Dec. 31, 2015 USD ($)
Contractual maturities of debt securities
2015	$ 173
2016	0
2017	0
2018	0
2019	95
2020 and thereafter	0
Total maturities of available-for-sale securities, at fair value	$ 268